LOAN MODIFICATION AGREEMENT

    THIS LOAN MODIFICATION AGREEMENT (this “Modification”) is entered into effective January 13, 2022 (the “Effective Date”), by and between SOUTHSIDE BANK, a Texas state bank ("Lender") and LANTANA PLACE, L.L.C., a Texas limited liability company ("Borrower").

    WHEREAS, Borrower and Lender entered into a Construction Loan Agreement dated effective April 28, 2017 (as heretofore amended, the “Loan Agreement”) respecting a construction loan in the maximum principal amount of $26,310,482.00 for Borrower’s Project known as “Lantana Place” in Travis County, Texas as therein described; and

    WHEREAS, the Loan is evidenced by a Promissory Note dated April 28, 2017 (as heretofore amended, the “Note”) in the maximum principal amount of $26,310,482.00; and

    WHEREAS, Borrower and Lender now desire to amend the Loan Agreement and the Note as hereinafter set forth.

    NOW, THEREFORE, Borrower and Lender hereby represent, stipulate, covenant and agree as follows:

1.    Extension of Deadline for Remaining Loan Advances. The December 31, 2018 deadline for advances under the Note, which was previously extended to December 31, 2021, is hereby further extended to permit advances under the Note until December 31, 2022. Subject to the terms, conditions and limitations set forth in the Note, the Loan Agreement and the other Security Documents, the sum of $1,589,222.00 remains available for advance under the Note to pay for remaining budgeted Project costs including:

•Up to $1,257,236.00 for tenant improvements to the Project;
•Up to $250,301.00 for leasing commissions for the Project; and
•Up to $81,685.00 for other budgeted Project costs.

    Lender shall have no obligation to make any other advances under the Note, and in no event shall Lender be obligated to make any advances after December 31, 2022.

2.    Payment of Fees and Expenses. Upon demand by Lender, Borrower shall promptly pay, or reimburse Lender for, all reasonable legal fees and any other expenses incurred by Lender in connection with this Modification.

3.    Representations. Borrower represents and warrants to Lender that each of the representations and warranties set forth in the Loan Agreement are true and correct as of the date of this Modification, as if made on the date of this Modification, except for any representations that are specifically limited to a specified date or time period prior to the date of this Modification.

4.    No Event of Default. Borrower represents and warrants to Lender that no Event of Default exists under the terms of the Loan Agreement, as amended hereby, and to the best of Borrower’s knowledge, there exist no facts or circumstances that, with the giving of notice and the expiration of any applicable cure period, would reasonably be expected to become an Event of Default.
5.    Ratification. Borrower hereby (i) ratifies, adopts and reaffirms each of the terms and provisions of the Loan Agreement, the Note, and the other documents evidencing or securing payment of the Loan, as heretofore modified and amended, subject only to the modifications contained herein; (ii) agrees that no provisions of the documents evidencing or securing payment of the Loan have been waived except as expressly provided herein; and (iii) waives and releases any defenses to enforcement of the documents evidencing or securing payment of the Loan. In the event of any conflict between the terms of this Modification and terms of the other documents evidencing or securing payment of the Loan, this Modification shall govern and control.

6.    Defined Terms. Unless otherwise expressly provided herein, terms defined in the Loan Agreement shall have the same meaning when used in this Modification.

7.    Counterparts and Signatures. This Modification may be signed in multiple counterparts, all of which take together shall constitute a single document. Facsimile signatures are permissible and shall be as binding as original ink signatures.

8.    Final Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties have caused this Loan Modification Agreement to be duly executed as of the month, day and year first stated above.

LENDER:
SOUTHSIDE BANK

By: /s/ Pam Cunningham
Pam Cunningham, Executive VP

BORROWER:
LANTANA PLACE, L.L.C.,
a Texas limited liability company

By: /s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

APPROVAL OF GUARANTOR

The undersigned Guarantor hereby consents to the foregoing Loan Modification Agreement and ratifies and affirms its written guarantee of payment of the Note as modified and amended.

GUARANTOR:

STRATUS PROPERTIES INC., a Delaware corporation

By: /s/ Erin D. Pickens
Erin D. Pickens, Senior Vice President

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